UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 31, 2008
PEOPLES FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

01-12103	64-0709834

(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530

(Address of Principal Executive Offices)	(Zip Code)
(228) 435-5511
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 8.01. Other Events.
In its periodic filings, Peoples Financial Corporation (the “Company”) has disclosed the pertinent facts relating to a civil action filed by USF&G against the Company’s bank subsidiary and other non-related parties. On December 29, 2008, the Company’s bank subsidiary, The Peoples Bank, Biloxi, Mississippi, and USF&G reached an out of court settlement, pursuant to which the bank subsidiary did not admit any wrongdoing. This settlement effectively concludes the matter between USF&G and the bank subsidiary only.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 31, 2008

PEOPLES FINANCIAL CORPORATION
By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO